                                                                   EXHIBIT 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
     (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding
          LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: March 2005

CURRENT BILLING MONTH 3/4/2005 - 4/4/2005                                 COLLECTION CURVE 100%
STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                         $ 170,418,098
Residential SECURITIZATION CHARGE (SC) Billed                    $   1,466,592        0.861%

Commercial Total Billed                                          $  89,552,221
Commercial SECURITIZATION CHARGE (SC) Billed                     $   1,353,171        1.511%

Industrial Total Billed                                          $  46,153,827
Industrial SECURITIZATION CHARGE (SC) Billed                     $   1,331,407        2.885%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                                 0.140%
 Residential Customer Net Write-offs                                     0.400%
 Total Net Write-offs                                                    0.250%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                   $   1,407,650
Commercial Class SC Collected                                    $   1,339,234
Industrial Class SC Collected                                    $   1,214,127

Total SC Collected                                               $   3,961,011

 Aggregate SC Remittances for January 2005 BILLING MONTH         $   4,185,102
 Aggregate SC Remittances for February 2005 BILLING MONTH        $   4,424,581
 Aggregate SC Remittances for March 2005 BILLING MONTH           $   3,961,011
 TOTAL CURRENT SC REMITTANCES                                    $  12,570,694

CURRENT BILLING MONTH 3/4/2005 - 4/4/2005                              COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                     $ 1,336,555
A-3 Residential T.O.D. SC Collected                              $     5,890
A-4 Alternate Residence SC Collected                             $    34,146
A-5 Residential Farm/Life Support SC Collected                   $    31,059

TOTAL RESIDENTIAL SC COLLECTED                                   $ 1,407,650

COMMERCIAL
B-1 General Primary (041) SC Collected                           $    19,705
B-General Secondary (010) SC Collected                           $   261,175
C- General Secondary (011) SC Collected                          $   459,299
D-General Primary (018) SC Collected                             $   276,252
F-Primary High Load Factor (032) SC Collected                    $    44,284
GH-General Service Heating (013) SC Collected                    $     6,951
H- Water Heating Service (014) SC Collected                      $       638
L-1 General Energy-Only Street Lighting SC Collected             $     2,567
L-2 General Service (Cust Owned) St Light SC Collected           $     2,617
L-3 General Service (Co Owned) St Light SC Collected             $    13,490
L-4 General Service Outdoor Lighting Commercial SC Collected     $         0
PS-1 General Secondary Public Pumping SC Collected               $     7,501
PS-2 General Primary Public Pumping SC Collected                 $     8,017
PS-3 General Optional Primary Public Pumping SC Collected        $    38,836
R-1 General Secondary Resale SC Collected                        $         0
R-2 General Secondary Resale SC Collected                        $       872
R-3 General Primary Resale SC Collected                          $    30,647
ROA-P Retail Open Access Primary (110) SC Collected              $   109,794
ROA-S Retail Open Access Secondary Com SC Collected              $    47,181
SC - Special Contract Commercial SC Collected                    $     1,701
SPEC Grand Rapids Special Contract SC Collected                  $     2,887
UR-General Unmetered SC Collected                                $     4,820

TOTAL COMMERCIAL SC COLLECTED                                    $ 1,339,234

INDUSTRIAL
B-1 General Primary   (042) SC Collected                         $    15,372
B-General Secondary   (020) SC Collected                         $    32,203
C- General Secondary   (021) SC Collected                        $    65,347
CG-Cogeneration/Small Power Production Purchase SC Collected     $     1,806
D-General Primary   (028) SC Collected                           $   434,019
F-Primary High Load Factor   (033) SC Collected                  $    51,891
GH-General Service Heating   (023) SC Collected                  $        66
GMD General Motors SC Collected                                  $    54,061
GMF General Motors SC Collected                                  $   115,420
GMF-1 General Motors SC Collected                                $     4,039
GMJ-1 General Motors SC Collected                                $     6,025

CURRENT BILLING MONTH 3/4/2005 - 4/4/2005                               COLLECTION CURVE 100%
H- Water Heating Service   (024) SC Collected                    $         3
I-General Primary Interruptible   (034) SC Collected             $     3,436
J-1General Alternative Electric Metal Melting SC Collected       $    30,942
J-General Primary Electric Furnace   (037) SC Collected          $    10,056
R-3 General Primary Resale (027) SC Collected                    $     1,063
ROA-P Retail Open Access Primary (111) SC Collected              $   306,913
ROA-S Retail Open Access Secondary Ind SC Collected              $     7,049
SC - Special Contract Industrial SC Collected                    $    74,416

TOTAL INDUSTRIAL SC COLLECTED                                    $ 1,214,127

TOTAL SC COLLECTED                                               $ 3,961,011

Executed as of this 18th day of April 2005.

                                   CONSUMERS ENERGY COMPANY
                                   AS SERVICER

                                           /s/  Glenn P. Barba
                                  ------------------------------------
                                  Glenn P. Barba, Vice President, Controller
                                  and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi 49201